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                                                                    EXHIBIT 23.2

We consent to the reference to our firm under the caption "Experts" and "Selected Combined Financial Data" and to the use of our report dated June 14, 1996, except for Notes 1 and 7 as to which the date is August 14, 1996, in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-06907) and related Prospectus of Atria Communities, Inc. for the registration of 5,000,000 shares of its Common Stock.


                                            /s/ Ernst & Young LLP

Louisville, Kentucky
August 19, 1996